                                                                   EXHIBIT 10.27


                                FIRST AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

     THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of February 19, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, hereinafter referred to as the "Effective Agreement."

                                  WITNESSETH:

     WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

     WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement;

     WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name:

                                                      Number of REIT                                    Capital
       Individual              Exercise Date          Shares Purchased        Stock Option Plan       Contribution
     --------------            -------------          ----------------        -----------------       ------------
     Julie C. Carey              11/10/97                   800                 1995 Plan               $ 28,350.00

     Anna Dean                   11/24/97                   200                 First Amended and       $  7,562.50
                                                                                Restated 1995 Plan

     Howard Lovett               12/4/97                  3,000                 1995 Plan               $117,000.00

     Howard Lovett               12/4/97                  2,000                 First Amended and       $ 78,000.00
                                                                                Restated 1995 Plan

     Bobby Vann                  12/5/97                    200                 First Amended and       $  7,775.00
                                                                                Restated 1995 Plan

     Bret Angle                  12/5/97                    200                 First Amended and       $  7,775.00
                                                                                Restated 1995 Plan

     Howard Lovett            12/19/97         200          1995 Plan                $  7,737.50
     Lynn B. Sonsel            1/5/98          200          First Amended and        $  7,937.50
                                                            Restated 1995 Plan
     Fred Hoeckstra            1/21/98         200          First Amended and        $  7,237.50
                                                            Restated 1995 Plan
     Anthony M. Frank          2/2/98        2,800          First Amended and        $ 97,125.00
                                                            Restated 1995 Plan

     WHEREAS, the individuals and entities set forth in the following table exercised their Exchange Rights with respect to the respective number of Partnership Units, on the respective date indicated opposite each such individual's or entity's name:

                                                                                      Number of
                                                                                   Partnership Units
           Individual or Entity                   Exercise Date                       Exchanged
     ------------------------------           --------------------               --------------------
     Gerald W. Haddock                              12/12/97                             5,000
     Pridemore Asset Trust UA                        1/1/98                              8,064
     Scott Asset Trust UA                            1/1/98                              8,064
     Peter G. Henry                                  1/2/98                              7,149
     University of Arizona                           1/5/98                             61,250
     Foundation
     The Joost Family Living Trust                   1/6/98                              2,110
     Scott Asset Trust UA                            1/16/98                             1,364
     Pridemore Asset Trust UA                        1/16/98                             1,364
     Robert J. Stirk                                 1/19/98                             2,000
     Peter G. Henry                                  1/28/98                            10,000
     The Lone Star Trust                             1/29/98                             4,220

     WHEREAS, on December 8, 1997, Richard E. Rainwater assigned 1,300 Partnership Units to Darla D. Moore;

     WHEREAS, on December 19, 1997, Crescent Equities issued 5,375,000 REIT Shares in a public stock offering at a cash price of $38.125 per share, which cash proceeds aggregating $204,921,875 were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Effective Agreement;

     WHEREAS, effective as of December 31, 1997, Crescent Equities issued 30,933 REIT Shares to Senterra Real Estate Group, L.L.C. ("Senterra") in satisfaction of certain obligations of the Partnership to Senterra, and, in connection therewith, Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $1,200,000;

     WHEREAS, on January 5, 1998, Canyon Ranch, Inc. assigned 61,250 Partnership Units to the University of Arizona Foundation;

     WHEREAS, on January 8, 1998. Crescent Equities issued 196 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $20,064;

     WHEREAS, on January 16, 1998, Darla D. Moore assigned 682 Partnership Units to the Scott Asset Trust UA and 682 Partnership Units to the Pridemore Asset Trust UA;

     WHEREAS, on January 16, 1998, Richard E. Rainwater assigned 682 Partnership Units to the Scott Asset Trust UA and 682 Partnership Units to the Pridemore Asset Trust UA;

     WHEREAS, on February 19,1998, Crescent Equities issued 8,000,000 6-3/4% Series A Convertible Cumulative Preferred Shares ("Series A Preferred Shares") and, in connection therewith, the General Partner, pursuant to Section 8.7.C of the Effective Agreement, is required to cause the Partnership to issue to Crescent Equities preferred equity ownership interests in the Partnership ("Series A Preferred Partnership Units"), and, pursuant to its authority under Sections 6.1.C and 8.7.C of the Effective Agreement, desires to make such revisions to the Agreement as are necessary to reflect the issuance of the Series A Preferred Partnership Units; and

     WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. In order to reflect (i) the Capital Contributions of Crescent Equities aggregating $366,500 in connection with the exercise of options to purchase REIT Shares by Julie C. Carey, Anna Dean, Howard Lovett, Bobby Vann, Bret Angle, Lynn B. Sonsel, Fred Hoeckstra and Anthony M. Frank, as more fully set forth above, (ii) the exercise by Gerald W. Haddock, the Pridemore Asset Trust UA, the Scott Asset Trust UA, Peter G. Henry, the University of Arizona Foundation, The Joost Family Living Trust, Robert J. Stirk, and the Lone Star Trust of their Exchange Rights with respect to Partnership Units, as more fully set forth above, (iii) the assignment by Richard E. Rainwater of 1,300 Partnership Units to Darla D. Moore, (iv) the Capital Contribution by Crescent Equities on December 19, 1997 of $204,921,875 in connection with the public stock offering of 5,375,000 REIT Shares at $38,125 per share, (v) the assignment by Canyon Ranch, Inc. of 61,250 Partnership Units to the University of Arizona Foundation, (vi) the Capital Contribution by Crescent Equities on December 31, 1997, of $1,200,000 in connection with the issuance OF 30,933 REIT Shares to Senterra in satisfaction of certain obligations of the Partnership to Senterra, (vii) the Capital Contribution by Crescent Equities on January 8, 1998, of $20,064 in connection with the issuance of 196 REIT shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees, (viii) the assignment by Darla D. Moore of 682 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust, and (ix) the assignment by Richard E. Rainwater of 682 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this First Amendment and made a part hereof.

     2. Pursuant to Section 8.7.C of the Effective Agreement, effective as of February 19, 1998, the issuance date of Series A Preferred Shares by Crescent Equities, the Partnership hereby issues 8,000,000 Series A Preferred Partnership Units to Crescent Equities.

     (a) Crescent Equities shall have a zero percentage Partnership Interest with respect to such Series A Preferred Partnership Units and shall have no voting rights other than the right to vote on any amendment to the Effective Agreement if such amendment would (i) convert the Series A Preferred Partnership Units into a general partner's interest, (ii) modify the limited liability of Crescent Equities with respect to the Series A Preferred Partnership Units, or
(iii) alter the distribution, redemption, conversion or liquidation rights of the Series A Preferred Partnership Units as set forth in paragraphs 2(b) through
(e) below.

     (b) Notwithstanding Section 5.2 of the Effective Agreement, and prior to any distributions of Available Cash under such provision, the General Partner shall cause distributions of Available Cash to be made quarterly in cash on the 15th day, or if not a Business Day, the next succeeding Business Day, of February, May, August and November in each year, beginning November 15, 1998, (or on any other date on which Crescent Equities makes a distribution of accrued, unpaid quarterly distributions to the holders of Series A Preferred Shares) to Crescent Equities in an amount equal to the amount that is required to be distributed by Crescent Equities on that date to the holders of Series A Preferred Shares.

     (c) Notwithstanding Sections 6.1.A and B of the Effective Agreement

         (i) Each year, after giving effect to the special allocations set forth in Section 1 of Exhibit C to the Effective Agreement, gross income of the Partnership shall be allocated first to Crescent Equities until the cumulative amount allocated under this paragraph 2(c)(i) to Crescent Equities for the current year and all prior years is equal to the cumulative amount for the current year and all prior years of the distributions made to Crescent Equities under paragraph 2(b) above and the portion of the distributions made to Crescent Equities under paragraph 2(d) below (if any) that exceeds $25 per Series A Preferred Partnership Unit. Any remaining Net Profits or Net Losses (other than gain or loss from a sale or other disposition of all or substantially all of the assets of the Partnership, which shall be allocated as set forth in paragraphs 2(c)(ii) and (iii) below) shall be allocated as set forth in Sections 6.1.A and B of the Effective Agreement.

         (ii) The gain of the Partnership from a sale or other disposition of all or substantially all of the assets of the Partnership shall be allocated among the Partners as follows: (A) first, to Crescent Equities in the amount necessary to cause its Capital Account balance to be equal to the liquidation preference payable by Crescent Equities on the outstanding Series A Preferred Shares (the "Liquidation Preference") (i.e., a liquidation payment of $25 per Series A Preferred Partnership Unit, necessary, plus and accrued, unpaid quarterly distribution thereon), (B) second, to the Partners in the amounts necessary, and in the ratio of such amounts, to cause the Capital Account balance of Crescent Equities in excess of the liquidation Preference and the Capital Account of each other Partner to be in the same ratio as their respective Partnership Interests, and (iii) thereafter, to all of the Partners in proportion to their respective Partnership Interests

         (iii) The loss of the Partnership from a sale or other disposition of all or substantially all of the assets of the Partnership shall be allocated among the Partners as follows: (A) first, to the Partners, if any, having positive Capital Account balances, in the amounts necessary, and in the ratio of such amounts, so as to cause the positive Capital Account Balance of Crescent

Equities to equal the Liquidation Preference and the positive Capital Account balance of each other Partner to equal zero (or, if there is insufficient loss to accomplish this result, loss shall be allocated in a manner so as to cause the positive Capital Account balance of Crescent Equities in excess of the Liquidation Preference and the positive Capital Account balance of each other Partner to be in the same ratio as their respective Partnership Interests), (B) second, to Crescent Equities, until its positive Capital Account balance equals zero, and (C) thereafter, to the Partners in proportion to their respective Partnership Interests.

     (d) In the event that Crescent Equities exercises its redemption right with respect to the Series A Preferred Shares, the Partnership shall concurrently redeem a corresponding amount of Series A Preferred Partnership Units at the same redemption price paid by Crescent Equities for the Series A Preferred Shares (i.e., a redemption payment of $25 per Series A Preferred Partnership Unit, plus any accrued, unpaid quarterly distribution thereon).

     (e) Upon exercise of any conversion right with respect to Series A Preferred Shares, (i) Crescent Equities shall, as of the date on which the conversion is consummated, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) of the Effective Agreement an amount equal to the Value (computed as of the Business Day immediately preceding the date on which such conversion is consummated) of the REIT Shares delivered by Crescent Equities to such holder of Series A Preferred Shares, (ii) the Partnership Interests of Crescent Equities and the other Limited Partners shall be adjusted as set forth in Section 4.2 of the Effective Agreement, and
(iii) a corresponding portion of Series A Preferred Partnership Units shall be retired.

     3. Except as the context may otherwise require, any terms used in this First Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this First Amendment as in the Effective Agreement.

     4. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

     IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the date first written above.

                                        GENERAL PARTNER:

                                        CRESCENT REAL ESTATE EQUITIES, LTD.,
                                        a Delaware corporation, on its own
                                        behalf and as attorney-in-fact for the
                                        Limited Partners pursuant to Sections
                                        2.4 and 14.1.B of the Effective
                                        Agreement


                                        By:    /s/ DAVID M. DEAN
                                               -----------------------------
                                        Name:  David M. Dean
                                               -----------------------------
                                        Title: Senior Vice President, Law
                                               -----------------------------